Exhibit 99.1

The Children’s Place Commences Process to Effectuate Value-Maximizing Sale Transaction

Company pursuing sale process with goal of continuing the business as a going concern

All stores and e-commerce sites remain open and continue to serve customers, offering deep discounts on fashionable, high-quality, head-to-toe outfits

Secaucus, New Jersey – November 8, 2026 – The Children’s Place, Inc. (Nasdaq: PLCE) (“The Children’s Place” or the “Company”), one of the only pure-play children’s specialty retailers in North America with an omni-channel presence, today announced that the Company voluntarily filed petitions for chapter 11 relief in the United States Bankruptcy Court for the District of New Jersey (the “Court”).

The Company seeks to sell substantially all of its assets, pursuant to section 363 of the U.S. Bankruptcy Code, and is in discussions with multiple parties regarding potential transactions that would permit the Company to continue its business enterprise as a going concern and preserve the value of its brands. In order to maximize value for all stakeholders, The Children’s Place intends to file a motion requesting approval of a competitive marketing and sale process. This process is designed to elicit the highest or otherwise best bid for the Company’s assets with the goal of continuing the Company’s business as a going concern and preserving the value of its brands. The Company is requesting parties to submit bids by December 9, 2026, and expects to complete the Court-supervised sale process by the end of December 2026.

To fund its value-maximizing restructuring process and go-forward operations, the Company plans to enter into a new term loan facility provided by its existing secured lenders.

“Today’s announcement marks an important step in our efforts to secure the best path forward for The Children’s Place,” said Rudy Morando, Co-Chief Restructuring Officer of The Children’s Place. “For nearly 60 years, The Children’s Place has supported growing families with apparel that customers have come to know and love. We recognize the significance of this development for our employees, customers, vendors, and other partners, and we are committed to conducting an efficient and transparent sale process. In the meantime, we remain focused on serving the families who have trusted The Children’s Place for generations.”

The Company’s stores and e-commerce sites remain open and continue to serve customers. Subject to Court approval, The Children’s Place intends to continue its ongoing inventory sales across its store fleet designed to enhance liquidity and maintain operational flexibility while providing families with access to deep discounts on fashionable, high-quality, head-to-toe outfits. To facilitate ongoing inventory sales, The Children’s Place has entered into a consulting agreement with a joint venture of GA Group, Tiger Group, and SB360 Capital Partners. A complete list of the Company’s store locations can be found at the store locator.

Additional Information about the Court-Supervised Process

The Children’s Place is filing a number of customary motions seeking, among other things, authorization to continue payment of employee wages and benefits, maintain certain customer programs, and pay vendors for amounts incurred for goods and services provided to the Company post-petition. The Children’s Place anticipates that these customary motions will be approved at the Company’s first day hearing this week. Court approval of the “first-day” relief will enable the Company to continue meeting certain obligations and maintain critical business functions as it moves through the sale process.

The Children’s Place is also seeking recognition of the U.S. chapter 11 proceedings in Canada to include its Canadian assets and operations in the sale process.

Additional information is available at https://omniagentsolutions.com/TCP. Stakeholders with questions may call the Company’s claims agent, Omni Agent Solutions, at (866) 205-3149 (U.S. and Canada toll free) or (818) 510-4678 (International), or email TCPInquiries@OmniAgnt.com.

Advisors

White & Case LLP is serving as legal counsel, BRG is serving as financial advisor, Cascadia Capital is serving as investment banker, Cole Schotz P.C. is serving as New Jersey local counsel, Omni Agent Solutions, Inc. is serving as claims and noticing agent, and C Street Advisory Group is serving as strategic communications advisor for the Company.

About The Children’s Place

The Children’s Place is one of the only pure-play children’s specialty retailers in North America with an omni-channel presence. The Children’s Place designs, contracts to manufacture, and sells fashionable, high-quality, head-to-toe outfits predominantly at value prices, primarily under its proprietary brands: “The Children’s Place” and “Gymboree”. For more information, visit: www.childrensplace.com and www.gymboree.com.

Forward-Looking Statements

This press release contains or may contain forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to statements relating to the Company’s strategic initiatives and results of operations. Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “project,” “expect,” “anticipate,” “estimate,” “believe” and similar words, although some forward-looking statements are expressed differently.

These forward-looking statements are based upon the Company’s current expectations and assumptions and are subject to various risks and uncertainties that could cause actual results and performance to differ materially.

Some of these risks and uncertainties are described in the Company’s filings with the Securities and Exchange Commission, including in the “Part I, Item 1A. Risk Factors” section of its annual report on Form 10-K for the fiscal year ended January 31, 2026.

Included among the risks and uncertainties that could cause actual results and performance to differ materially are the risk that the Company will be unable to achieve operating results at levels sufficient to fund and/or finance the Company’s current level of operations and repayment of indebtedness, the risk that changes in trade policy and tariff regimes, including newly imposed U.S. tariffs and any responsive non-U.S. tariffs, may impact the Company’s international manufacturing and operations or customers’ discretionary spending habits, the risk that the Company will be unsuccessful in gauging fashion trends and changing consumer preferences, the risks resulting from the highly competitive nature of the Company’s business and its dependence on consumer spending patterns, which may be affected by changes in economic conditions (including inflation), the risk that changes in the Company’s plans and strategies with respect to pricing, capital allocation, capital structure, investor communications and/or operations may have a negative effect on the Company’s business, the risk that the Company’s strategic initiatives to increase sales and margin, improve operational efficiencies, enhance operating controls, decentralize operational authority and reshape the Company’s culture are delayed or do not result in anticipated improvements, the risk of delays, interruptions, disruptions and higher costs in the Company’s global supply chain, including resulting from disease outbreaks, foreign sources of supply in less developed countries, more politically unstable countries, or countries where vendors fail to comply with industry standards or ethical business practices, including the use of forced, indentured or child labor, the risk that the cost of raw materials or energy prices will increase beyond current expectations or that the Company is unable to offset cost increases through value engineering or price increases, various types of litigation, including class action litigation brought under securities, consumer protection, employment, and privacy and information security laws and regulations, risks related to the existence of a controlling stockholder, and the uncertainty of weather patterns, as well as other risks discussed in the Company’s filings with the SEC from time to time.

Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they were made. The Company undertakes no obligation to release publicly any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Contacts:

Investor Relations

(201) 558-2400 ext. 14500

Media

thechildrensplace@thecstreet.com